Exhibit 10.2
EXECUTION VERSION
COMMITMENT INCREASE ACTIVATION NOTICE
AND NEW LENDER SUPPLEMENT

Date: January 28, 2025

To:    JPMorgan Chase Bank, N.A., as Administrative Agent
under the Credit Agreement referred to below

Reference is made to the Credit Agreement, dated as of October 13, 2022 (as amended by that certain First Amendment, dated as of March 15, 2024, and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among BEAZER HOMES USA, INC., a Delaware corporation (the “Borrower”), the lenders or other financial institutions that are parties thereto as lenders, including the Issuing Lenders (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).
This notice and supplement (this “Notice”) is a Loan Document and an activation notice and a New Lender Supplement referred to in Section 2.21 of the Credit Agreement, and, in accordance with such Section and the definitions of “Issuing Lender” and “L/C Commitment” in the Credit Agreement, the Borrower and TRUIST BANK (“Truist”), as applicable, hereby notify the Administrative Agent that:
1.The Borrower has requested that Truist commit to provide (i) a Commitment Increase (as defined in the Credit Agreement) in the amount of $50,000,000 and (ii) an L/C Commitment (as defined in the Credit Agreement) in the amount of $30,000,000 (hereinafter, collectively, the “Commitment Increase”), and, subject to the satisfaction of the Increase Conditions (as defined below), Truist hereby agrees to provide the Commitment Increase, effective as of the Increased Facility Closing Date specified below.

2.The Increased Facility Closing Date is January 28, 2025.

3.The agreement of Truist to provide the Commitment Increase is subject to the satisfaction of the following conditions precedent as of the Increased Facility Closing Date and after giving effect to the Commitment Increase (the “Increase Conditions”):

(a) no Default or Event of Default shall have occurred and be continuing;

(b) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects; provided that, to the extent any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect, such representation shall be true and correct in all respects;

(c) the Administrative Agent shall have received a certificate from the Borrower to the effect of the immediately preceding sub-clauses (a) and (b); provided that, for the avoidance of doubt, the condition set forth in this clause (c) shall be satisfied upon the Administrative Agent’s receipt of this Notice, executed and delivered by the Borrower and Truist;

(d) the Administrative Agent shall have received from each of the Borrower, Truist and each Issuing Lender (delivery of which shall evidence such Issuing Lender’s consent to the transactions described herein) a counterpart of this Notice signed on behalf of such party;

(e) the Administrative Agent shall have countersigned this Notice evidencing its consent to the transactions described herein and the delivery of this Notice less than ten (10) Business Days prior to the Increased Facility Closing Date; and

(f) the Borrower shall have paid (or caused to be paid) to Truist, for its own account, a commitment fee equal to $150,000.

4.In furtherance of the foregoing, the undersigned officer of the Borrower hereby certifies that (x) he is the duly elected and acting Senior Vice President and Chief Financial Officer of the Borrower and (y) in his capacity as such officer of the Borrower, and not in any individual capacity, as of the Increased Facility Closing Date and after giving effect to the Commitment Increase:

(a) no Default or Event of Default has occurred and is continuing; and

(b) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects; provided that, to the extent any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect, such representation is true and correct in all respects.

5.Upon execution and delivery of this Notice by the parties hereto as provided in Section 2.21 of the Credit Agreement and the definitions of “Issuing Lender” and “L/C Commitment” in the Credit Agreement, Truist hereby becomes a Lender and an Issuing Lender thereunder having the Commitment and L/C Commitment set forth in Schedule 1 attached hereto and shall be bound by the obligations in the Credit Agreement as a Lender and an Issuing Lender and entitled to the benefits of the Credit Agreement, effective as of the Increased Facility Closing Date.

THIS NOTICE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Nothing contained in this Notice shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents or instruments securing the same, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith. Nothing implied in this Notice, the Credit Agreement, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of the Borrower or any other Loan Party from any of its respective obligations and liabilities as a “Borrower” or “Loan Party” hereunder and under the Credit Agreement or any other Loan Document. The Credit Agreement shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.

This Notice may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

BEAZER HOMES USA, INC.

By:	/s/ David I. Goldberg
Name:	David I. Goldberg
Title:	Senior Vice President and Chief Financial Officer

TRUIST BANK

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Director

Accepted and agreed
as of the date first set forth above:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and an Issuing Lender

By:	/s/ Arthur Atte
Name:	Arthur Atte
Title:	Vice President

REGIONS BANK, as an Issuing Lender

By:	/s/ Daniel Blazei
Name:	Daniel Blazei
Title:	Vice President

ROYAL BANK OF CANADA, as an Issuing Lender

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory
[Signature Page to Commitment Increase Activation Notice and New Lender Supplement]

BANK OF AMERICA, N.A., as an Issuing Lender

By:	/s/ Thomas W. Nowak
Name:	Thomas W. Nowak
Title:	Senior Vice President

FLAGSTAR BANK, N.A., as an Issuing Lender

By:	/s/ Nathan Cichon
Name:	Nathan Cichon
Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS LLC, as an Issuing Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

[Signature Page to Commitment Increase Activation Notice and New Lender Supplement]

Schedule 1
Commitment and Notice Address
1.    Name of Lender: Truist Bank
2.    Notice Address:     Truist Bank
        101 S Stratford Rd
        Winston Salem, NC 27104
3.    Coverage Contact:     Gerry Rosales
        Email:        gerry.rosales@truist.com
        Phone Number:    404-813-6992
4.     Credit Contact:        Ryan Almond
        Email:        ryan.almond@truist.com
        Phone Number:    404-813-1130
5.     Operational Contact:     Shana Pask
        Email:        Shana.Pask@Truist.com
        Phone Number:    336-733-2645
6.     Secondary Contact:    Karla Soria
        Email:        Karla.Soria@Truist.com
        Phone Number:    336-776-5340
7.    Notice Email: CapitalMarkets-W-S@truist.com
8.    Commitment: $50,000,000
9.    L/C Commitment: $30,000,000